DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      The  Lexington   Convertible   Securities  Fund's  performance   rebounded
positively in the last nine months of 1997. This followed a disappointing negative performance during the initial three months of the year. Comparative total return performance measurements for the entire year ended December 31, 1997 are:
                                                                       1 YEAR
                                                                      --------
      Lexington Convertible Securities Fund .........................  +13.16%*
      Unmanaged Standard & Poor's 500 Composite Stock Price Index ...  +33.36%
      Unmanaged Russell 2000 Stock Index ............................  +22.36%
      Unmanaged Lehman Gov./Corp. Bond Index ........................  + 9.76%

      Performance was impacted by the market's continual obsession for a short list of very large capitalized stocks driving the S&P 500 Index versus the relative neglect of middle and small capitalized stocks represented by the Russell 2000 Index. This factor has been prevalent since early 1994. Further, those stocks in the Russell 2000 Index with a greater than average earnings growth orientation have lagged even further (+12.96% return for the subset Russell 2000 Growth Stock Index).

      Looking ahead, there is a very high probability that many of the trends of the last several years will change. The economy is slowing which will cause the S&P 500 Index earnings growth to recede markedly. Many earnings disappointments will occur in the large capitalized, multinational companies. It seems unlikely that the S&P 500 Index can make much upward progress in this climate.

      In contrast, many domestically oriented smaller capitalized growth companies are actually accelerating their earnings growth. Coupled with the relative undervaluation, by several measurements comparable to the levels of 1990, a strong case exists for relative outperformance in the Russell 2000 Index, particularly in its Growth Index.

      The underlying stocks of our Fund's convertible securities are best represented by the Russell 2000 Index. These stocks, on average, are estimated to have earnings growth of +25% next year, and +24% per year for the next five years. This is compared to the estimated S&P 500 Index earnings growth of +5% next year and +7% per year for the next five years. Yet, the forward Price/Earnings Ratios of our stocks average 19x earnings versus 22x earnings for the S&P 500 Index indicating that our portfolio is filled with bargains. This, coupled with the relative downside protection inherit in convertible securities, makes for a compelling opportunity.

      We are very excited about our Fund's portfolio and its prospects. We appreciate your continued support and we always welcome the opportunity to discuss any questions you may have about your investment.

    Sincerely,                               Sincerely,


/s/ Robert M. DeMichele                  /s/ Richard B. Russell
-----------------------                  ----------------------
    Robert M. DeMichele                      Richard B. Russell
    Chairman of the Board                    President and Portfolio Manager
    February, 1998                           February, 1998


--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     LEXINGTON CONVERTIBLE SECURITIES FUND,
           THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX AND
          THE UNMANAGED LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[The following table represents a line graph in the printed report.]


            Lexington
Year       Convertible    S&P 500     LBG/CBI
=============================================
01/20/88     $10,000      $10,000     $10,000
12/31/88     $10,659      $11,863     $10,402
12/31/89     $11,423      $15,616     $11,882
12/31/90     $11,036      $15,132     $12,866
12/31/91     $16,008      $19,732     $14,940
12/31/92     $18,061      $21,234     $16,073
12/31/93     $19,240      $23,370     $17,845
12/31/94     $19,491      $23,676     $17,221
12/31/95     $23,122      $32,574     $20,534
12/31/96     $24,252      $40,056     $21,129
12/31/97     $27,443      $53,422     $23,190



                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/97
          ----------------------------------------------------------------------
                                                                 SINCE INCEPTION
          FUND/INDEX                            1 YEAR    5 YEAR       (1/20/88)
          ----------------------------------------------------------------------
          LEXINGTON CONVERTIBLE
          SECURITIES FUND                       13.16%     8.73%          10.68%
          ----------------------------------------------------------------------
          LEHMAN BROTHERS GOVT./
          CORPORATE BOND INDEX                   9.75%     7.61%           8.83%
          ----------------------------------------------------------------------
          S & P 500                             33.37%    20.27%          18.35%
          ----------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lehman Brothers Government/Corporate Bond Index. Results for the Fund, the S&P 500 and the Lehman Brothers Government/Corporate Bond Index include the reinvestment of all dividend and capital gain distributions. The Fund's inception date was 1/20/88. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------


*13.16%,  8.73% and  10.68% are the one year,  five year and since  commencement
 (1/20/88) average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997



PRINCIPAL                                                  VALUE
AMOUNT OR SHARES     SECURITY DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------

              CONVERTIBLE BONDS: 47.6%
              BUSINESS SERVICES: 4.0%
$  500,000    Corestaff, Inc., 2.94%, due 08/15/2004 ...... $   418,125
                                                            -----------

              COMPUTER HARDWARE & PERIPHERALS: 4.0 %
   400,000    Adaptec, Inc., 4.75%, due 02/01/2004 ........     412,000
                                                            -----------
              COMPUTER SOFTWARE & SERVICES: 10.6%
   875,000    Automatic Data Processing Services, Inc.
                0.00%*, due 02/20/2012 ....................     693,954
                                                            -----------
   420,000    National Data Corporation,
              5.00%, due 11/01/2003 .......................     405,300
                                                            -----------
                                                              1,099,254
                                                            -----------

              DIVERSIFIED COMPANY: 5.1%
   420,000    Thermo Electron Corporation,
                4.25%, due 01/01/2003 .....................     527,100
                                                            -----------

              MEDICAL SERVICES: 7.3%
   350,000    FPA Medical  Management,
                6.50%, due 12/15/2001 .....................     357,000
   410,000    Phycor, Inc.,
                4.50%, due 02/15/2003 .....................     393,600
                                                            -----------
                                                                750,600
                                                            -----------

              RETAIL STORES (SPECIAL LINE): 5.9%
   450,000    Home Depot, Inc.,
                3.25%, due 10/01/2001 .....................     612,000
                                                            -----------

              SEMICONDUCTOR: 6.1%
   450,000    Analog Devices, Inc.,
                3.50%,  due 12/01/2000 ....................     631,688
                                                            -----------

              TELECOMMUNICATIONS SERVICE: 4.6 %
 1,300,000    United States Cellular Corporation,
                0.00%*,  due 06/15/2015 ...................     473,693
                                                            -----------

              TOTAL CONVERTIBLE BONDS
                (cost $4,316,545) .........................   4,924,460
                                                            -----------

              CONVERTIBLE PREFERRED STOCK: 3.7%
              TELECOMMUNICATION EQUIPMENT
     8,000    Qualcomm, Inc. (cost $408,320) ..............     386,000
                                                            -----------

              COMMON STOCKS: 37.1%
              COMPUTER SOFTWARE & SERVICES: 10.5%
    16,852    Sterling Commerce, Inc. .....................     647,749
    10,582    Sterling Software, Inc. .....................     433,862
                                                            -----------
                                                              1,081,611
                                                            -----------

              FINANCIAL SERVICES: 4.2%
    14,939    First Data Corporation ......................     436,965
                                                            -----------

              MANUFACTURED HOUSING: 22.4%
    58,590    Clayton Homes, Inc. .........................   1,054,620
    37,994    Oakwood Homes Corporation ...................   1,260,926
                                                            -----------
                                                              2,315,546
                                                            -----------

              TOTAL COMMON STOCKS
                (cost $956,087) ...........................   3,834,122
                                                            -----------

              TOTAL LONG-TERM INVESTMENTS .................   9,144,582
                                                            -----------

              SHORT-TERM INVESTMENT: 9.7%
              U.S. GOVERNMENT AGENCY OBLIGATION
$1,000,000      Federal National Mortgage Association
                5.66%, due 01/07/98
                (cost $999,057) ...........................     999,057
                                                            -----------

              TOTAL INVESTMENTS: 98.1%
                (cost $6,680,009+) (Note 1) ...............  10,143,639

               Other assets in excess of liabilities: 1.9%.     201,551
                                                            -----------
               TOTAL NET ASSETS: 100.0%
                 (equivalent to $15.08 per share
                   on 686,124 shares outstanding) ......... $10,345,190
                                                            ===========


*Zero Coupon Bond.
+Aggregate cost for Federal income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


ASSETS
Investments, at value (cost $6,680,009) (Note 1) .................................   $10,143,639
Cash .............................................................................       239,320
Receivable for shares sold .......................................................           735
Dividends and interest receivable ................................................        42,521
                                                                                     -----------
          Total Assets ...........................................................    10,426,215
                                                                                     -----------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .................................         8,689
Payable for shares redeemed ......................................................         5,317
Distributions payable ............................................................         2,590
Accrued expenses .................................................................        64,429
                                                                                     -----------
          Total Liabilities ......................................................        81,025
                                                                                     -----------

NET ASSETS (equivalent to $15.08 per share on 686,124 shares outstanding) (Note 4)   $10,345,190
                                                                                     ===========

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares, $.10 par value per share .........   $    68,612
Additional paid in capital (Note 1) ..............................................     6,791,036
Undistributed net investment income ..............................................         1,763
Accumulated net realized gain on investments .....................................        20,149
Unrealized appreciation on investments ...........................................     3,463,630
                                                                                     -----------
          TOTAL NET ASSETS .......................................................   $10,345,190
                                                                                     ===========

   The Notes to Financial Statements are an integral part of this statement.

                                       4

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
   Dividends ..................... $ 13,428
   Interest ......................  308,722
                                    -------
     Total investment income .....             $322,150

Expenses
   Investment advisory fee
     (Note 2) ....................  101,661
   Printing and mailing expenses .   28,090
   Distribution expense (Note 3) .   25,415
   Registration fees .............   19,637
   Transfer agent and shareholder
     servicing expense (Note 2) ..   19,805
   Accounting expenses (Note 2) ..   14,910
   Professional fees ..............  11,342
   Directors' fees and expenses ...   7,695
   Computer processing fees .......   5,288
   Custodian expense ..............   1,735
   Other expenses .................   6,415
                                    -------
    Total expenses ................             241,993
                                               --------
       Net investment income ......              80,157



REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5)
   Net realized gain on
     investments ..................             199,193
   Net change in unrealized
     appreciation on
     investments ..................             914,284
                                             ----------
     Net realized and unrealized
       gain .......................           1,113,477
                                             ----------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................          $1,193,634
                                             ==========

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                             1997          1996
                                          --------       ---------

Net investment income ............     $    80,157       $  83,352
Net realized gain from security
   transactions ..................         199,193         433,015
Net change in unrealized
   appreciation (depreciation)
   of investments ................         914,284        (29,508)
                                         ----------    ----------
     Increase in net assets
       resulting from operations .       1,193,634        486,859
Distributions to shareholders
   from net investment income ....         (76,039)       (87,725)
Distributions to shareholders
   from net realized gains on
   security transactions .........        (177,060)      (432,556)
Decrease in net assets from capital
   share transactions (Note 4) ...      (1,803,790)      (398,694)
                                        ----------     ----------
     Net decrease
       in net assets .............        (863,255)      (432,116)

NET ASSETS
   Beginning of period ...........       11,208,445    11,640,561
                                         ----------    ----------
   End of period  (including
     undistributed  net investment
     income of $1,763 and
     distributions in excess of
     net investment income of $2,355,
     1997 and 1996, respectively)       $10,345,190   $11,208,445
                                         ==========    ==========




   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked price. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees. Security transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securites in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services,

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

LMC has entered into a sub-advisory contract with the Fund's former advisor, Ariston Capital Management Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million.

For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $24,400 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $25,415 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:


                                                           YEAR ENDED                   YEAR ENDED
                                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                                   --------------------------    --------------------------
                                                      Shares         Amount         Shares         Amount
                                                   -----------    -----------    -----------    -----------
Shares sold ....................................        77,731    $ 1,138,145        171,179    $ 2,414,604
Shares issued on reinvestment of dividends .....        16,820        247,886         36,510        497,981
                                                   -----------    -----------    -----------    -----------
                                                        94,551      1,386,031        207,689      2,912,585
Shares redeemed ................................      (229,087)    (3,189,821)      (239,163)    (3,311,279)
                                                   -----------    -----------    -----------    -----------
Net decrease ...................................      (134,536)   $(1,803,790)       (31,474)   $  (398,694)
                                                   ===========    ===========    ===========    ===========


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,  1997,  excluding  short-term  securities,   were  $2,819,408  and
$2,536,266, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,584,208 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $120,578.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

6.  TAX INFORMATION (UNAUDITED)
The percentage of investment company taxable income eligible for the dividend received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997, is 13.6%. Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

   $177,060 are designated as 28 percent long-term capital gains.

LEXINGTON CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                              1997          1996           1995        1994        1993
                                                           ---------      --------      ---------     -------     -------
Net asset value, beginning of period                       $   13.66      $  13.66      $   11.84     $ 14.10     $ 13.80
                                                           ---------      --------      ---------     -------     -------
Income from investment operations:
  Net investment income                                         0.11          0.11           0.15        0.08          --
Net realized and unrealized gain on
  investments                                                   1.68          0.55           2.04        0.10        0.89
                                                           ---------      --------      ---------     -------     -------
Total income from investment operations                         1.79          0.66           2.19        0.18        0.89
                                                           ---------      --------      ---------     -------     -------
Less distributions:
  Distributions from net investment income                     (0.11)        (0.11)         (0.15)      (0.07)         --
  Distributions in excess of net investment
    income (temporary book-tax difference)                        --            --             --       (0.05)         --
  Distributions from net realized gains                        (0.26)        (0.55)         (0.22)      (2.32)      (0.59)
                                                           ---------      --------      ---------     -------     -------
Total distributions                                            (0.37)        (0.66)         (0.37)      (2.44)      (0.59)
                                                           ---------      --------      ---------     -------     -------
Net asset value, end of period                             $   15.08      $  13.66      $   13.66     $ 11.84     $ 14.10
                                                           ---------      --------      ---------     -------     -------
Total return                                                  13.16%         4.89%         18.63%       1.30%       6.53%

Ratio to average net assets:
  Expenses, before reimbursement or waivers                    2.38%         2.39%          2.52%       2.81%       2.76%
  Expenses, net of reimbursement or waivers                    2.38%         2.39%          2.52%       2.75%       2.76%
  Net investment income (loss), before
    reimbursement or waivers                                   0.79%         0.77%          1.24%       0.50%      (0.04%)
  Net investment income (loss)                                 0.79%         0.77%          1.24%       0.56%      (0.04%)
Portfolio turnover rate                                       30.47%        18.45%         11.23%      38.14%       6.53%
  Average commission paid on equity
    security transactions**                               $     0.04     $    0.04             --          --          --
  Net assets, end of period  (000's omitted)              $   10,345     $  11,208     $   11,641    $  8,117     $ 8,319


** In accordance with SEC disclosure guidelines, the average commissions are calculated for periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Convertible Securities Fund:



      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Convertible Securities Fund as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Convertible Securities Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years the five-year period then ended in conformity with generally accepted accounting principles.





                                                           KPMG Peat Marwick LLP



New York, New York
February 12, 1998

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                            -----------------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                            -----------------------

CHECK WRITING PRIVILEGES--Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                            -----------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                            -----------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                            -----------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                            -----------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.



THE LEXINGTON GROUP OF NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LEXINGTON
CONVERTIBLE SECURITIES FUND


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
ARISTON CAPITAL MANAGEMENT CORPORATION 40 Lake Bellevue Drive--Suite 220 Bellevue, Washington 98005

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

  -----------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  -----------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  -----------------------------------------------------------------------------




--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------




This report has been prepared for the information of the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                   LEXINGTON
--------------------------------------------------------------------------------

================================================================================
                                    LEXINGTON
                                   CONVERTIBLE
                                   SECURITIES
                                      FUND
--------------------------------------------------------------------------------
                              The Fund's investment
                           objective is total return,
                            which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                             The Lexington Group of
                                     No Load
                              Investment Companies
================================================================================